================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                             ----------------------

                                 March 12, 2005
               (Date of Report (Date of earliest event reported))


                        Municipal Mortgage & Equity, LLC
             (Exact name of registrant as specified in its charter)


          Delaware                    011-11981                 52-1449733
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)



    621 East Pratt Street, Suite 300                              21202
         Baltimore, Maryland                                    (Zip Code)
(Address of principal executive offices)



                                 (443) 263-2900
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 15, 2005, Municipal Mortgage & Equity, LLC (the "Registrant") learned that Carl W. Stearn, one of the Registrant's directors, had passed away on March 12, 2005. Mr. Stearn's position on the Board of Directors has not been filled as of the date of this filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          MUNICIPAL MORTGAGE & EQUITY, LLC



Date:  March 21, 2005                     By:  /s/ William S. Harrison
                                             -----------------------------------
                                             William S. Harrison
                                             Executive Vice President and Chief
                                                Financial Officer